SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ___________________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)  May 12, 2004
                                                           ------------

                         Commission file number  0-16079
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                       AIR METHODS CORPORATION 401(K) PLAN

             (Exact name of Registrant as Specified in Its Charter)


               Delaware                                     84-0915893
               --------                                     ----------
    (State or Other Jurisdiction                        (I.R.S. Employer
    of Incorporation or Organization)                 Identification Number)


  7301 South Peoria, Englewood, Colorado                      80112
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 (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's Telephone Number, Including Area Code (303) 792-7400
                                                           --------------


Former  Name,  Former  Address  and  Former  Fiscal  Year, if Changed Since Last
Report:  N/A


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 12, 2004, the Air Methods Corporation 401(k) Plan (the Plan) dismissed its independent auditor, KPMG LLP (KPMG) for the year ending December 31, 2003. This action was approved by the Audit Committee of Air Methods Corporation. The audit reports of KPMG on the financial statements of the Plan for fiscal years ended December 31, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In addition, during the Plan's fiscal years ended December 31, 2002 and 2001, and through May 12, 2004, there was no disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject of that disagreement in its reports on the Plan's financial statements for those fiscal periods. During the fiscal years ended December 31, 2002 and 2001, and through May 12, 2004, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided a copy of the foregoing disclosures to KPMG prior to the date of the filing of this report and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of the letter furnished by KPMG in response to that request (as required by Item 304(a)(3) of Regulation S-K) dated June 28, 2004, is filed as Exhibit 16.1 to this Form 8-K.

Grant Thornton LLP (Grant Thornton) was engaged as the Plan's new independent accountants on June 9, 2004. During the two most recent fiscal years ended December 31, 2002 and 2001, and the interim period preceding the engagement of Grant Thornton, the Plan has not consulted with Grant Thornton regarding either:
(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written report or oral advice was provided to the Plan by Grant Thornton that Grant Thornton concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or "reportable event," as those terms are used in Item 304(a)(1) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          16.1 Letter from KPMG LLP, dated June 28, 2004, to the Securities and Exchange Commission regarding change in certifying accountant


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Administrator has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AIR METHODS CORPORATION 401(K) Plan



Date: June 28, 2004                             By: /s/ Sharon M. Northern
                                                   -----------------------
                                                     Sharon M. Northern
                                                     Planning & Analysis Manager
                                                     Air Methods Corporation
                                                     Plan Administrator


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